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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            ALTAIR INTERNATIONAL INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Province of
         Ontario,
          Canada                      1-12497                      None
----------------------------    ---------------------       --------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (307) 587-8245
























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      Altair International Inc. (the "Registrant") is filing this Amendment No.1 on Form 8-K/A  (this  "Amendment")  to its  Current  Report on Form 8-K filed on
January 14, 1998 (the "Current Report") for the purpose of substituting a corrected copy of a certain Registration Rights Agreement dated as of December 24, 1997, between the Registrant, Prudential Securities Incorporated, and certain investors (the "Registration Rights Agreement") for the copy of such agreement filed with the Current Report. Included in this Amendment is a copy of the Registration Rights Agreement, as corrected.



Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            4.1   Securities Purchase Agreement(1)

            4.2 Form of 5% Convertible Subordinated Debenture Due December 29, 2001(1)

            4.3   Registration Rights Agreement(2)

            4.4   Form of Warrant(1)

            99.1  Press Release dated December 30, 1997.(1)

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(1)   Filed with and  attached to the Current  Report on Form 8-K filed with the
      Securities and Exchange Commission on January 14, 1998.

(2) Attached hereto.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Altair International Inc.


    January 20, 1997                            By:   /s/ William P. Long
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         Date                                         William P. Long, President